[Graphic]

J. CHRISTOPHER DONAHUE

President

Liberty U.S. Government Money Market Trust

President's Message

Dear Shareholder:

Liberty U.S. Government Money Market Trust was created in 1980, and I am pleased to present its 19th Annual Report. This report covers the 12-month reporting period from April 1, 1998 through March 31, 1999. It begins with an interview with the fund's portfolio manager, Susan R. Hill, Vice President of Federated Investment Management Company. Following her discussion you will find two additional items of shareholder interest. First is a complete list ing of the fund's holdings, and second is the publication of the fund's financial statements.

This money market fund keeps your invested cash pursuing daily income through a professionally managed portfolio of U.S. government money market securi ties. The fund also offers you convenient access to your money, and the com fort of knowing the fund is managed to keep the value of your investment at a stable $1.00 per share, which the fund has maintained since its inception. 1

Over the 12-month reporting period, the fund paid Class A and Class B share holders dividends totaling $0.04 per share and $0.03 per share, respectively. At the end of the reporting period, the fund's net assets of more than $650 million were invested across 17 securities.

Thank you for keeping your ready cash working for you on a daily basis with Liberty U.S. Government Money Market Trust. As always, we welcome your com ments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue

President

May 15, 1999

1 An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

[Graphic]

SUSAN R. HILL, CFA

Vice President

Federated Investment Management Company

Investment Review

WHAT IS YOUR REVIEW OF THE FUND'S FISCAL YEAR?

Early in the reporting period, economic fundamentals were the driving factor behind movements in short-term interest rates. With strong economic growth and no evidence of inflation, market participants were convinced that the Federal Reserve Board (the "Fed") would remain on the sidelines. Over the second quarter of 1998, the economic crisis in Asia was a modest drag on the U.S. economy, particularly in the manufacturing sector. This slowdown lent comfort to investors that economic growth would not be so robust as to ignite inflationary pressures.

By the third quarter of 1998, however, market sentiment shifted dramatically. Uncertainty in the world economies resulted in vulnerability in the domestic equity market, and led to a substantial "flight-to-quality" to U.S. Treasury securities across the yield curve. As economic trouble spread from Asia to Russia and Latin America, the uncertain world economies became an overpower ing influence on the market and expectations regarding future U.S. growth. Although economic fundamentals still remained fairly positive in this envi ronment, fear dominated market sentiment during this period.

Confronted with a significant liquidity crisis, market participants abruptly changed their expectations regarding the direction of the next change in mon etary policy. The Fed had adopted a tightening bias in March 1998, a reflec tion of their underlying concern about inflationary pressures. By August, the Fed had removed its tightening bias, as Fed officials perceived that the risks to the economy had become more balanced. By late August, however, mar ket expectations that the Fed might eventually need to ease monetary policy to help the U.S. economy along, as a result of the world economic struggles, had begun to grow. This expectation intensified throughout September, and at the September 29, 1998 Federal Open Market Committee ("FOMC") meeting, the Fed voted to ease monetary policy by a modest 25 basis points. The Fed fol lowed that move with another 25 basis point ease on October 15, 1998, which brought the Fed Funds Target Rate down to 5.00%. The Fed also voted to cut the discount rate by the same magnitude, from 5.00% to 4.75%, at that time. Finally, at its November 17, 1998 FOMC meeting, the Fed voted once again to reduce the Fed Funds Target Rate and the discount rate by 25 basis points. These moves were a reflection of concern over the potential economic impact that the crises in foreign economies would have on U.S. domestic growth as well as with the liquidity/credit crisis evident in the fixed-income markets.

At the end of the reporting period, the market's attention returned to domes tic economic fundamentals, as the economic crises overseas appeared to stabi lize. The Fed remained on hold, but the robust pace of growth from the fourth quarter of 1998 showed no significant signs of slowing in spite of the recent events overseas. Lingering concerns over the health of the global economy were replaced by fears that the Fed might be motivated to tighten rates in the face of a pace of growth that was clearly above what had been tradition ally considered the non-inflationary potential of the economy.

WHERE DID YOU POSITION THE FUND'S AVERAGE MATURITY DURING THE REPORTING
PERIOD?

The fund was targeted at a 35-45 day average maturity target range early in the reporting period, a neutral stance, as expectations were for stable mon etary policy. The fund remained in that range in spite of the liquidity cri sis and resulting easing steps by the Fed, because the flight-to-quality influence in the government markets kept this sector quite expensive. As con ditions were relieved in the fourth quarter of 1998, however, we extended the range out to 40-50 days as attractive values returned to the government money market sector. The fund maximized performance through ongoing relative value analysis over the reporting period, moving within the established target ranges based on relative value opportunities.

The fund reduced its position in repurchase agreements in favor of short-term U.S. government agency securities, which offered an attractive yield advan tage. The fund also added to its position in government agency floating rate securities. We focused purchases almost exclusively in government agency securities relative to U.S. Treasuries, because of the greater flight-to-quality influence in the Treasury market.

WHAT KIND OF SHORT-TERM RATE ENVIRONMENT DO YOU SEE THROUGH 1999?

Although the current pace of economic growth remains robust, Fed officials have acknowledged that productivity gains may be working to hold inflationary pressures in check. As a result, we think that the Fed will be reluctant to tighten monetary policy without concrete signs of rising prices, given the still uncertain outlook for economies abroad. Treasury securities should continue to remain well-bid, as forecasts for an over $100 billion surplus should lead to a continued paydown in Treasury debt. As a result, we would expect to continue our focus on the government agency market.

Portfolio of Investments

MARCH 31, 1999



PRINCIPAL

AMOUNT                                             VALUE

                  SHORT-TERM

                  U.S. GOVERNMENT

                  OBLIGATIONS-61.6%

  $   3,500,000   Federal Farm Credit Bank
                  Note-0.6%

                  5.500%, 4/1/1999              $   3,500,000
     55,000,000 1 Federal Home Loan Bank,
                  Floating Rate Notes-8.5%
                  4.770% - 4.997%,

                  4/1/1999 - 6/1/1999              54,990,178
     38,600,000   Federal Home Loan Bank
                  Notes-5.9%
                  4.790% - 5.705%,

                  4/22/1999 - 4/5/2000             38,582,150
      6,000,000 2 Federal Home Loan Bank,
                  Discount Note-0.9%

                  4.770%, 6/25/1999                 5,932,425

     36,000,000 1 Federal Home Loan
                  Mortgage Corp., Floating
                  Rate Notes-5.5%
                  4.735% - 4.800%,

                  4/19/1999 - 5/17/1999            35,991,310
      7,000,000   Federal Home Loan
                  Mortgage Corp. Notes-

                  1.1%
                  5.544% - 5.550%,

                  4/29/1999 - 8/13/1999             6,998,792
     72,500,000 2 Federal Home Loan
                  Mortgage Corp., Discount

                  Notes-11.0%
                  4.750% - 4.800%,

                  5/28/1999 - 8/10/1999            71,745,409
     22,200,000   Federal National
                  Mortgage Association
                  Notes-3.4%
                  4.780% - 5.650%,

                  5/26/1999 - 3/10/2000            22,189,061
    104,400,000 2 Federal National
                  Mortgage Association,
                  Discount Notes-15.9%
                  4.400% - 5.160%,

                  4/7/1999 - 1/24/2000            103,355,979
     33,000,000 1 Federal National
                  Mortgage Association,
                  Floating Rate Notes-5.1%
                  4.751% - 5.205%,

                  4/6/1999 - 6/23/1999             32,988,028
     24,000,000 1 Student Loan Marketing
                  Association, Floating
                  Rate Notes-3.7%
                  5.152% - 5.252%,

                  4/6/1999                         23,991,410

                  TOTAL SHORT-TERM
                  U.S. GOVERNMENT

                  OBLIGATIONS                     400,264,742
                  REPURCHASE AGREEMENTS-38.0% 3

     17,900,000   Barclays de Zoete Wedd
                  Securities, Inc.,
                  4.920%, dated 3/31/1999,

                  due 4/1/1999                     17,900,000
     25,000,000   Bear, Stearns and Co.,
                  5.050%, dated 3/31/1999,
                  due 4/1/1999                     25,000,000

      4,300,000 4 Goldman Sachs Group, LP,
                  4.800%, dated 3/25/1999,

                  due 5/24/1999                     4,300,000
     25,000,000   Nationsbanc Montgomery
                  Securities, Inc.,
                  5.080%, dated 3/31/1999,

                  due 4/1/1999                     25,000,000
    150,000,000   PaineWebber Group, Inc.,

                  5.050%, dated 3/31/1999,
                  due 4/1/1999                    150,000,000

     25,000,000   Paribas Corp., 5.080%,
                  dated 3/31/1999, due

                  4/1/1999                         25,000,000

                  TOTAL REPURCHASE

                  AGREEMENTS                      247,200,000
                  TOTAL INVESTMENTS (AT
                  AMORTIZED COST) 5             $ 647,464,742


1 Floating rate note with current rate and next reset date shown.

2 Discount rate at time of purchase.

3 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfo lio. The investments in the repurchase agreements are through participa tion in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agree ment within seven days if credit worthiness of the issuer is downgraded.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($650,126,487) as of March 31, 1999.

The following acronym is used throughout this portfolio:

LP -Limited Partnership


See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

MARCH 31, 1999



ASSETS:
Total investments in
securities, at amortized
cost and value                                $ 647,464,742
Cash                                                 20,342
Income receivable                                 1,637,528
Receivable for shares
sold                                              9,358,548
TOTAL ASSETS                                    658,481,160
LIABILITIES:

Payable for investments
purchased                     $ 4,296,066
Payable for shares
redeemed                        3,437,365
Income distribution
payable                           217,520
Accrued expenses                  403,722
TOTAL LIABILITIES                                 8,354,673

Net assets for
650,126,487 shares

outstanding                                   $ 650,126,487
NET ASSET VALUE,
OFFERING PRICE PER

SHARE:
CLASS A SHARES:

$598,859,079 / 598,859,079

shares outstanding                                    $1.00
CLASS B SHARES:

$51,267,408 / 51,267,408

shares outstanding                                    $1.00

Redemption Proceeds Per
Share:

CLASS A SHARES                                        $1.00
CLASS B SHARES: (94.50/100 of $1.00) 1                $0.95


1 Under certain limited conditions, a "Contingent Deferred Sales Charge" of up to 5.50%, may be imposed. See "Contingent Deferred Sales Charge" in the

Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED MARCH 31, 1999



INVESTMENT INCOME:
Interest                                         $ 34,503,017
EXPENSES:

Investment advisory fee       $  3,195,464
Administrative personnel
and services fee                   487,396
Custodian fees                      52,770
Transfer and dividend
disbursing agent fees
and expenses                     1,952,857
Directors'/Trustees'

fees                                12,705
Auditing fees                       15,062
Legal fees                           8,304
Portfolio accounting
fees                               112,476
Distribution services
fee-Class B Shares                 310,593
Shareholder services
fee-Class A Shares               1,512,503
Shareholder services
fee-Class B Shares                 103,530
Share registration costs            88,489
Printing and postage               109,073
Insurance premiums                   3,005
Miscellaneous                       63,796
TOTAL EXPENSES                   8,028,023
WAIVER:
Waiver of shareholder
services fee-Class A
Shares                        $  (1,008,977)
Net expenses                                        7,019,046
Net investment income                            $ 27,483,971


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



YEAR ENDED MARCH 31              1999                   1998
INCREASE (DECREASE) IN
NET ASSETS

OPERATIONS:

Net investment income          $ 27,483,971       $   29,156,157
DISTRIBUTIONS TO

SHAREHOLDERS:

Distributions from net
investment income

Class A Shares                  (26,094,085)         (28,452,044)
Class B Shares                   (1,389,886)            (704,113)
CHANGE IN NET ASSETS
RESULTING FROM

DISTRIBUTIONS

TO SHAREHOLDERS                 (27,483,971)         (29,156,157)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                        1,604,775,656          790,819,804
Net asset value of shares
issued to shareholders
in payment of
distributions declared           24,223,986           26,222,787
Cost of shares redeemed      (1,609,649,454)        (873,334,408)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                     19,350,188          (56,291,817)
Change in net assets             19,350,188          (56,291,817)
NET ASSETS:

Beginning of period             630,776,299          687,068,116
End of period               $   650,126,487       $  630,776,299


See Notes which are an integral part of the Financial Statements

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED MARCH 31                           1999         1998         1997         1996         1995
NET ASSET VALUE, BEGINNING OF PERIOD         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                          0.04         0.05         0.04         0.05         0.04
LESS DISTRIBUTIONS:
Distributions from net investment income      (0.04)       (0.05)       (0.04)       (0.05)       (0.04)
NET ASSET VALUE, END OF PERIOD               $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
TOTAL RETURN 1                                 4.40%        4.67%        4.43%        4.89%        3.93%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                       1.02%        1.06%        1.06%        1.10%        1.12%
Net investment income                          4.31%        4.57%        4.33%        4.78%        3.83%
Expense waiver/reimbursement 2                 0.16%        0.22%        0.29%        0.20%           -
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)     $598,859     $611,630     $658,731     $697,472     $715,257


1 Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.

2 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



YEAR ENDED MARCH 31                        1999        1998        1997        1996       1995 1
NET ASSET VALUE, BEGINNING OF PERIOD       $ 1.00      $ 1.00      $ 1.00      $ 1.00     $  1.00

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                        0.03        0.04        0.04        0.04        0.01
LESS DISTRIBUTIONS:
Distributions from net investment income    (0.03)      (0.04)      (0.04)      (0.04)      (0.01)
NET ASSET VALUE, END OF PERIOD             $ 1.00      $ 1.00      $ 1.00      $ 1.00      $ 1.00
TOTAL RETURN 2                               3.45%       3.71%       3.59%      4.04%        1.14%

RATIOS TO AVERAGE NET ASSETS:

Expenses                                     1.93%       1.98%       1.87%      1.91%        1.95%  3
Net investment income                        3.36%       3.65%       3.58%      3.91%        4.15%  3
Expense waiver/reimbursement 4                  -        0.05%       0.23%      0.14%         -
SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)    $51,267     $19,146     $28,337     $9,459      $186


1 Reflects operations for the period from December 17, 1994 (date of initial public offering) to March 31, 1995.

2 Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

MARCH 31, 1999

ORGANIZATION

Liberty U.S. Government Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund offers two classes of shares: Class A Shares and Class B Shares. The investment objective of the Fund is stability of principal and current income consistent with stability of principal.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take posses sion, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repur chase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other rec ognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or stan dards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security posi tions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and rev enues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:



YEAR ENDED MARCH 31        1999               1998
CLASS A SHARES:

Shares sold                 1,432,718,249      730,207,814
Shares issued to
shareholders in payment
of distributions
declared                       23,198,290       25,602,143
Shares redeemed            (1,468,687,538)    (802,910,654)
NET CHANGE RESULTING
FROM CLASS A SHARE

TRANSACTIONS                  (12,770,999)     (47,100,697)


YEAR ENDED MARCH 31        1999               1998
CLASS B SHARES:

Shares sold                   172,057,407       60,611,990
Shares issued to
shareholders in payment
of distributions
declared                        1,025,696          620,644
Shares redeemed              (140,961,916)     (70,423,754)
NET CHANGE RESULTING
FROM CLASS B SHARE

TRANSACTIONS                   32,121,187       (9,191,120)
NET CHANGE RESULTING

FROM SHARE TRANSACTIONS        19,350,188      (56,291,817)


At March 31, 1999, capital paid-in aggregated $650,126,487.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on the average daily net assets of the Fund as follows: 0.50% on the first $500 million, 0.475% on the second $500 million, 0.45% on the third $500 million, 0.425% on the fourth $500 million, and 0.40% over $2 billion. On March 31, 1999, the adviser changed its name to Federated Investment Management Company.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administra tive Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Feder ated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares. The Plan provides that the Fund may incur distribution expenses up to 0.75% of the average daily net assets of the Class B Shares annually, to compensate FSC.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Share holder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of aver age daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discre tion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disburs ing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking mea sures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Report of Independent Public Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST:

We have audited the accompanying statement of assets and liabilities of Lib erty U.S. Government Money Market Trust (a Massachusetts business trust), including the portfolio of investments, as of March 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the finan cial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan cial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty U.S. Government Money Market Trust as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Boston, Massachusetts

May 18, 1999

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

WILLIAM J. COPELAND

JOHN F. CUNNINGHAM

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

EDWARD C. GONZALES

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

RICHARD B. FISHER

Vice President

MATTHEW S. HARDIN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other gov ernment agency. Investment in mutual funds involves investment risk, includ ing the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts con cerning its objective and policies, management fees, expenses, and other information.

ANNUAL REPORT AS OF MARCH 31, 1999

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 Federated

 World-Class Investment Manager

Liberty U.S. Government Money Market Trust

Established 1980

19TH ANNUAL REPORT

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 Federated

 Liberty U.S. Government Money Market Trust
 Federated Investors Funds
 5800 Corporate Drive

 Pittsburgh, PA 15237-7000

 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 531485100

Cusip 531485209

8042603 (5/99)

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